Supplement, dated October 10, 2001, to the Prospectus, dated May 1, 2001, of
              Seligman High-Yield Bond Portfolio (the "Portfolio"),
                a series of Seligman Portfolio, Inc. (the "Fund")

     The following supersedes and replaces the information set forth in the fourth paragraph on page P-26 of the Fund's Prospectus under the caption "Seligman High-Yield Bond Portfolio - Principal Investment Strategies."

     The Portfolio uses an investment style that combines top-down macro-economic analysis with bottom-up fundamental research of individual companies. The investment manager looks to identify sectors and industries that it believes offer good investment opportunities, and uses extensive in-depth research to identify companies it believes are attractive within those sectors and industries. The investment manager also looks at the particular bond characteristics of the securities considered for purchase, e.g., the ability to "put" the bonds back to the issuer under certain circumstances, financial requirements that the issuer is required to maintain or other terms the investment manager considers favorable. The investment manager looks at a variety of factors when making sector and industry allocation decisions, including:

o The effect of the interest-rate environment on various sectors and industries

o    Potential for corporate earnings growth

o    The sector or industry contribution to GDP

o    Historical and anticipated default rates

In selecting individual securities, the investment manager looks to identify companies that it believes display one or more of the following:

o    Strong operating cash flow and margins

o    Improving financial ratios (i.e., creditworthiness)

o    Leadership in market share or other competitive advantage

o    Superior management

o    Attractive relative pricing

     The following supersedes and replaces the information set forth on the bottom of page P-28 of the Fund's Prospectus under the caption "Seligman High-Yield Bond Portfolio - Portfolio Management."

     The Portfolio is managed by Seligman's High-Yield Team, which is headed by Kendall C. Peterson. Mr. Peterson, a Managing Director of Seligman and Vice President of the Fund, has been Portfolio Manager since joining Seligman in September 2001. Mr. Peterson also manages Seligman High-Yield Bond Series, a series of Seligman High Income Fund Series.

     Before joining Seligman, Mr. Peterson was Vice President and Portfolio Manager and Desk Head for High Yield Mutual Funds with Fortis, Inc. From 1985 through 1999, Mr. Peterson served in a variety of capacities with The Prudential Insurance Company of America, the last six years of which he was Vice President and Portfolio Manager for High Yield Mutual Funds.


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